Exhibit 99.1

GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending April 30, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)   the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)   the amount of payments with respect to each series of Notes paid with respect to interest  during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,942
A-3AR Notes	122,129
A-1L Notes	—
A-4AR Notes	130,698
A-5AR Notes	247,333
B-2AR Notes	33,600
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	409,889
B-3AR Notes	104,028
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	133,156
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,187,774

12.04 (c)   the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)   the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,321,461,849

12.04 (e)   the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	—
A-3AR Notes	29,350,000
B-1AR Notes	—
A-1L Notes	49,379,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	104,375,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	151,254,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,386,658,000

12.04 (f)   the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.260%
A-3AR Notes	5.290%
A-1L Notes	5.460%
A-4AR Notes	5.260%
A-5AR Notes	5.290%
B-2AR Notes	5.430%
A-2L Notes	5.390%
A-3L Notes	5.440%
A-6AR Notes	5.280%
B-3AR Notes	5.409%
A-4L Notes	5.390%
A-5L Notes	5.480%
A-6L Notes	5.510%
B-4AR Notes	5.400%
A-7L Notes	5.390%
A-8L Notes	5.490%
A-9L Notes	5.520%
A-10L Notes	5.550%
A-11L Notes	5.590%

12.04 (g)   the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	200,884

12.04 (h)   the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	4,505
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	36,134
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)   the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$11,603,148	4,934,777	16,537,925

Of the total amount recovered above, $1,612,879.40 was in-transit as of 04-30-07, and was received in early May.

12.04 (j)   the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$18,191,280	—

Acquisition Fund:

12.04 (k)   the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)   the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)   the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)   the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)   the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,134	$29,607,138
31 - 60 days	1,374	43,669,919
61 - 90 days	644	20,820,646
91 - 120 days	491	16,190,692
Over 120 days	1,627	45,266,251
Claims filed	170	5,562,630
	5,440	$161,117,277

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)   the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest	$91,282,334	$247,607	$91,529,941
Account)
Reserve Fund	18,191,280	77,960	18,269,240
Acquisition Fund	—	0	0
Redemption Fund	20,221	19	20,240
Student Loan Receivable	2,321,461,849	31,527,863	2,352,989,713
Total	$2,430,955,684	$31,853,449	$2,462,809,133

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$3,229	$1,703,229
A-2AR Notes	—	—	—
A-3AR Notes	29,350,000	17,251	29,367,251
B-1AR Notes	—	—	—
A-1L Notes	49,379,000	479,305	49,858,305
A-4AR Notes	32,000,000	—	32,000,000
A-5AR Notes	60,000,000	—	60,000,000
B-2AR Notes	8,000,000	25,340	8,025,340
A-2L Notes	104,375,000	1,000,144	105,375,144
A-3L Notes	235,000,000	2,272,711	237,272,711
A-6AR Notes	100,000,000	73,333	100,073,333
B-3AR Notes	25,000,000	71,369	25,071,369
A-4L Notes	151,254,000	1,449,349	152,703,349
A-5L Notes	171,000,000	1,665,920	172,665,920
A-6L Notes	245,000,000	2,399,911	247,399,911
B-4AR Notes	32,000,000	62,400	32,062,400
A-7L Notes	90,000,000	862,400	90,862,400
A-8L Notes	372,000,000	3,630,720	375,630,720
A-9L Notes	143,000,000	1,403,307	144,403,307
A-10L Notes	234,000,000	2,308,800	236,308,800
A-11L Notes	303,600,000	3,017,109	306,617,109
	$2,386,658,000	$20,742,600	$2,407,400,600

Value of the Trust Estate:
Student Loans - unpaid principal			$2,321,461,849
Studnt Loans - accrued interest/special allowance			31,527,863
Funds held on deposit			109,493,834.59
Funds held on deposit - accrued interest			325,586
Total			$2,462,809,133

Unpaid principal balance of Notes Outstanding			$2,386,658,000
Unpaid principal balance of Senior Notes Outstanding			$2,321,658,000

Parity - Notes Outstanding			103.19%
Parity - Senior Notes Outstanding			106.08%

12.04 (q)   the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,750	237,012,252	10.21%
Financed Student Loans in deferment	9,482	390,439,136	16.82%